                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported)        May 21, 1999



                        INTEGRATED SECURITY SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)




          DE                                           1-11900                                  75-2422983
(State or other jurisdiction                  (Commission File Number)             (I.R.S. Employer Identification No.)
   of incorporation)




         8200 SPRINGWOOD DRIVE, SUITE 230, IRVING, TX            75063
           (Address of principal executive offices)            (Zip Code)



      Registrant's telephone number, including area code     (972) 444-8280



         (Former name or former address, if changed since last report.)

Item 2.       Disposition of Assets

Effective May 31, 1999, Integrated Security Systems, Inc. (the "Company") disposed of its wholly owned subsidiary, Golston Company, Inc. ("Golston") to SciTech Plastics Group, LLC. The stock of Golston was sold for $4.74 million, subject to certain post-closing adjustments. The Company retired debt of approximately $1.7 million with this transaction and took a one-year $100,000 note receivable, bearing interest at 8%. The remainder of the transaction was cash.

Item 5.       Other Events

On May 21, 1999, the Company completed a non-cash repurchase of the worldwide sales and marketing rights of the Company's Intelli-Site software from I.S.T. Partners, Ltd. I.S.T. Partners' interests were repurchased through a combination of the Company's common stock and warrants. Unregistered common stock totaling 1,200,000 shares, which are restricted for one year under SEC Rule 144, were issued to the partnership. The partnership also received 450,000 ten-year warrants, exercisable at $2.00 per warrant.

Item 7.       Financial Statements

                        INTEGRATED SECURITY SYSTEMS, INC.
                             PRO FORMA BALANCE SHEET
                                 MARCH 31, 1999
                                ($ in thousands)


                                                               Actual
                                                             Historical           Adjustments           Pro Forma
                                                           ----------------     ----------------     ----------------
                                                             (Unaudited)

                         ASSETS
Cash                                                         $      259           $   1,185(a)         $     1,444
Accounts receivable                                               2,499                (581)                 1,918
Notes receivable                                                    360                 100(b)                 460
Other                                                             1,283                (494)(c)                790
                                                             ----------           ---------            -----------
    Total current assets                                          4,401                 210                  4,612

Property, plant and equipment                                     3,933              (2,893)(d)              1,040
Intangible assets, net                                            1,409              (1,086)(e)                323
Other                                                               618                  --                    618
                                                             ----------           ---------            -----------
    Total assets                                             $   10,361           $  (3,769)           $     6,593
                                                             ==========           =========            ===========

                       LIABILITIES
Accounts payable                                             $    1,388                (286)           $     1,102
Other                                                               983                (328)(f)                628
Current portion                                                   2,976              (1,534)(g)              1,470
                                                             ----------           ---------            -----------
    Total current liabilities                                     5,347              (2,148)                 3,200

Long-term debt                                                    6,048              (1,107)(g)              4,941

                  STOCKHOLDERS' EQUITY
Preferred stock                                                      --                                         --
Common stock                                                         93                                         93
Additional paid-in capital                                       11,890                                     11,890
Accumulated deficit                                             (12,898)               (514)(h)            (13,412)
Treasury stock                                                     (119)                                      (119)
                                                             ----------           ---------            -----------
    Total stockholders' equity                                   (1,034)               (514)                (1,548)

       Total liabilities and stockholders' equity            $   10,361           $  (3,769)           $     6,593
                                                             ==========           =========            ===========


----------

(a)  Net cash
(b) Note receivable -interest due quarterly beginning September 1999; principal due May 28, 2000; interest at 8%
(c)  Inventory
(d)  Fixed assets, net of accumulated depreciation
(e) Goodwill, $905K; Covenant not to Compete, $181K; Net of accumulated amortization
(f)  Repayment of interest on debt
(g)  Payment of debt
(h)  Loss on sale, $514K

                        INTEGRATED SECURITY SYSTEMS, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE TWELVE MONTHS ENDED JUNE 30, 1998
                    AND THE NINE MONTHS ENDED MARCH 31, 1999
                                ($ in thousands)


                                                    For the Twelve Months Ended June 30, 1998
                                                   ---------------------------------------------
                                                      Actual        Adjustments       Pro Forma
                                                   -----------      -----------      -----------

Sales                                              $    11,092       $ (4,422)(a)    $     6,670
Cost of sales                                            6,765         (2,094)(a)          4,671
                                                   -----------       --------        -----------
Gross margin                                             4,327         (2,328)             1,999

Operating expenses:
  Selling, general and administrative                    6,407         (1,132)(b)          5,275
  Research and product development                         246             --                246
                                                   -----------       --------        -----------

Income (loss) from operations                           (2,326)         1,196             (3,522)

Other income (expense)                                    (862)          (143)(c)           (719)

(Provision) benefit for income taxes                        (7)             4 (a)             (3)
                                                   -----------       --------        -----------

Net income (loss)                                  $    (3,195)      $  1,049        $    (4,244)
                                                   -----------       ========        -----------
Weighted average
  common shares outstanding                          8,197,392                         8,197,392
                                                   -----------                       -----------

Basic and diluted net loss per share               $     (0.39)                      $     (0.52)
                                                   ===========                       ===========


                                                     For the Nine Months Ended March 31, 1999
                                                   ---------------------------------------------
                                                     Actual         Adjustments       Pro Forma
                                                   -----------      -----------      -----------

Sales                                               $     8,524     $    (3,181)(d)  $     5,343
Cost of sales                                             5,170          (1,447)(d)        3,723
                                                    -----------     -----------      -----------
Gross margin                                              3,354          (1,734)           1,620

Operating expenses:
  Selling, general and administrative                     5,270            (760)(e)        4,510
  Research and product development                          283              --              283
                                                    -----------     -----------      -----------

Income (loss) from operations                            (2,199)            974           (3,173)

Other income (expense)                                     (826)             82 (f)          (908)

(Provision) benefit for income taxes                        (11)             11 (d)           --
                                                    -----------     -----------      -----------

Net income (loss)                                   $    (3,036)    $     1,045      $    (4,081)
                                                    -----------     ===========      -----------
Weighted average
  common shares outstanding                           8,956,722                        8,956,722
                                                    -----------                      -----------

Basic and diluted net loss per share                $     (.34)                      $     (.46)
                                                    ==========                       ==========

----------

(a)  Golston Company results for the twelve months ended June 30, 1998
(b)  Management fee reduction, $360K
(c)  Interest expense reduction, $360K; loss on sale, ($514K)
(d)  Golston Company results for the nine months ended March 31, 1999
(e)  Management fee reduction, $270K
(f)  Interest expense reduction, $270K; loss on sale, ($514K)

                           PART II. OTHER INFORMATION

Exhibits

         10.73 Stock Purchase Agreement by and among Day's Molding & Machinery, LLC, Golston Acquisition Corporation and Integrated Security Systmes, Inc. dated May 27, 1999.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INTEGRATED SECURITY SYSTEMS, INC.
                                          --------------------------------------
                                          (Registrant)



      June 14, 1999                       /s/ Gerald K. Beckmann
--------------------------                --------------------------------------
(Date)                                    Gerald K. Beckmann
                                          President and CEO

                                INDEX TO EXHIBIT



EXHIBIT
NUMBER                                DESCRIPTION
-------                               -----------
 10.73            Stock Purchase Agreement by and among Day's Molding &
                  Machinery, LLC, Golston Acquisition Corporation and Integrated
                  Security Systmes, Inc. dated May 27, 1999.